CMG Holdings Group, Inc.

2130 North Lincoln Park West 8N

Chicago, IL 60614

Division of Corporate Finance

Office of Technology

United States

Securities and Exchange Commission

Washington, D.C. 20549

RE:       CMG Holdings Group, Inc.

Registration Statements on Form 10

Filed May 7, 2020

File No. 000-51770

Gentlemen

This is in response to the comment letter Dated May 7, 2020. We are filing an Amended Form 10 in response to your comments. Please refer the filing.

In response to your comments please see the following:

Comment 1. We revised the filing to delete the reference to applying to a “higher exchange” as the present time the Company has not taken any steps to move to a higher exchange.

Comment 2. We have revised the filing to indicate the proper dates and filings for the exhibits

Comment 3. We have revised to include the financial statements and footnotes for the quarter ended March 31, 2020.

Comment 4. We had our SEC attorney draft a letter to the shareholders of record for the 38.5 million shares. We obtained the addresses of record from the transfer agent and mailed approximately 100 letters. Of those letters 80 came back as undeliverable. After making a few attempts to gather the correct addresses, the Company has not consummated any purchases of the common shares. Being that the deadline has past to buyback the 38.5 million shares, we have been having internal discussions as to how to go forward. When a decision is made, we will inform our shareholders through filing an 8-K.

Please refer to the amended 10 that has been filed to see the changes.

Sincerely,

Glenn Laken

Glenn Laken

Chief Executive Officer